AMENDMENT TO PURCHASE AGREEMENT

         This AMENDMENT (this "Amendment") made as of March 16, 1999 to the Purchase Agreement dated as of September 4, 1998 (the "Purchase Agreement") by and between Guy Gannett Communications, a Maine corporation (the "Company"), and Sinclair Communications, Inc., a Maryland corporation (together with its successors and permitted assigns, "Purchaser").


                              W I T N E S S E T H :


         WHEREAS,  the  Company  and  Purchaser  are  parties  to  the  Purchase
Agreement;

         WHEREAS, the Company and Purchaser desire to amend the Purchase Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

         Section 1. Real Estate. Section 1.1(d) of the Disclosure Schedule is hereby amended and restated in its entirety to be the exhibit to this Agreement designated as "Section 1.1(d)."

         Section 2. Closing Date. The first sentence of Section 1.6 of the Purchase Agreement is hereby amended and restated to read as follows:

     "Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been terminated pursuant to Section 10.1 hereof, the closing (the "Closing") of the transactions herein contemplated shall take place at 10:00 a.m., New York City time, on April 30, 1999, or as soon thereafter as the conditions set forth in Articles 6 and 7 hereof have each been satisfied or waived (such time and date being referred to herein as the "Closing Date"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as the Company and Purchaser shall agree."

         Section 3. Purchase Price. Section 2.1(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     "In consideration of the sale of the Assets and the Business hereunder, Purchaser shall (i) pay the Company in cash the aggregate amount of (x) $310,000,000, plus (y) if the earnings before interest, taxes, depreciation and amortization of the Stations for the fiscal year ending December 26, 1998, calculated in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for year ended, December 31, 1997 referred to in Section 3.5 hereof, in each case after adding back corporate overhead expense (to the extent otherwise deducted in computing earnings) and film and program expenses and subtracting cash payments on film and program contracts, whether or not actually made, that would have been due pursuant to the payment terms of such contracts during the relevant period in the ordinary course and without regard to prepayments or other extraordinary payments not contractually required and in each case excluding the results of operations of WOKR-TV (Rochester, New York) (the "1998 BCF"), exceeds $12,700,000, an amount equal to 14.57 times the difference between the 1998 BCF and $12,700,000 (but in no event shall the amount of the addition pursuant to this clause (y) be more than $7,000,000), (the "Earnings Adjustment") plus (if greater than or equal to zero) or minus (if less than zero), as the case may be, (z) the amount of the Net Financial Assets as of 11:59 p.m., New York City time, on the day immediately preceding the Closing Date, subject to adjustment pursuant to
     Section 2.2 hereof (the "Purchase Price") and (ii) assume the Assumed Liabilities."

         Section 4. Allocation of the Purchase Price. (a) The first two sentences of Section 2.5 of the Purchase Agreement are hereby amended and restated to read as follows:

     "No later than the Closing Date, Purchaser and the Company shall jointly determine the proper allocation of the Purchase Price among the Stations, provided that the parties hereto agree that the proper allocation of the Purchase Price to WOKR-TV (Rochester, New York), and the proper allocation of such allocated Purchase Price among specified categories of assets, are as set forth in Section 2.5 of the Disclosure Schedule. No later than 90 days following the Closing Date, Purchaser shall have engaged a nationally recognized appraiser to determine, and such appraiser shall have so determined, the proper allocation of the Purchase Price allocated to, and the Assumed Liabilities relating to, each Station among the Assets of each Station, in each case in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the "Allocation"), provided that the parties hereto agree that no part of the Purchase Price shall be allocated to any of the agreements referred to in Section 1.1(r) hereof."

         (b) The Purchase Agreement is hereby amended to incorporate, as Section
2.5 of the Disclosure Schedule, the exhibit to this Agreement designated as "Section 2.5."

         Section 5. Conduct of the Business Prior to Closing. The first sentence of Section 5.1(a) of the Purchase Agreement is hereby amended and restated to read as follows:

     "Between the date hereof and the Closing, except as contemplated by this Agreement or as described in either Section 3.7 or Section 5.1 of the Disclosure Schedule, or except with the consent of Purchaser (which consent shall not be unreasonably withheld), the Company will operate the Business in the ordinary course of business consistent with past practice and shall use commercially reasonable efforts to (1) preserve intact the Business and preserve the Business's relationships with customers, suppliers, licensees, licensors, the networks with whom the Stations are affiliated and others having business dealings with the Stations, (2) maintain the Business's inventory of supplies, parts and other materials and keep its books of account, records and files, in each case in the ordinary course of business consistent with past practice,
     (3) maintain the material items of Real Property, Leased Property and Equipment substantially in their present condition, ordinary wear and tear excepted, (4) pay or discharge all cash and barter obligations in the ordinary course of business, (5) bring current as of the day immediately preceding the day of the Closing Date all payments due and payable under Program Contracts in accordance with their terms as in effect on the date hereof (with respect to Program Contracts existing as of the date hereof) or on the date originally entered into (with respect to Program Contracts entered into after the date hereof) and (6) maintain its corporate existence."

         Section 6. Employee Benefit Matters. (a) The first sentence of Section 5.2(f) of the Purchase Agreement is hereby amended and restated to read as follows:

     "From and after the Closing, Purchaser shall assume sponsorship of the WOKR-TV Partners 401(k) Plan, the TV Employees Pension Plan, and assume responsibilities of all Employee Benefits Plans that provide post-retirement life insurance or health, or short-term or long-term disability benefits and be responsible for any benefits under such Employee Benefit Plans (i) to which any current, former or inactive Business Employee or Corporate Office Employee, or a beneficiary or dependent of any current, former or inactive Business Employee or Corporate Office Employee (each a "Beneficiary"), has already become entitled, (ii) which commenced or (iii) to which any current, former or inactive Business Employee or Corporate Office Employee has already become qualified by reason of age and years of service as of the Closing, to the extent such persons are identified in Section 5.1.1 or Section 5.1.2 of the Disclosure Schedule (which sections shall be updated, if necessary, at Closing."

         (b) Sections 5.2(i) and 5.2(j) of the Purchaser Agreement are hereby amended and restated in their entirety to read as follows:

          "(i) With respect to the Guy Gannett Retirement Plan (the "Seller Pension Plan"), the Company and the Purchaser agree as follows:

          (A) Prior to the Closing Date, the Company shall establish a spin off defined benefit plan (the "TV Employees Pension Plan") and trust (the "Trust") for the post-Closing benefit of the Business Employees and Beneficiaries who participate in the Seller Pension Plan. With respect to the Seller Pension Plan, Business Employees shall cease to accrue benefits and service credits under such Plan as of the Closing. As soon as practicable following the Closing, the Company shall cause its actuary to calculate the amount of assets to be allocated to the TV Employees Pension Plan for the benefit of the Business Employees and Beneficiaries. Such allocation shall be calculated under Section 414(l)(2) of the Code, without regard to paragraph 2(d) thereof. The Company shall cause the amount of assets (the "Section 414 Amount") (determined as of the end of the month in which the Closing occurs) to be transferred to the Trust. The Company shall not amend the Seller Pension Plan or the TV Employees Pension Plan to 100% vest Business Employees' benefits under such Plans. Contingent upon the transfer of the Initial Transfer Amount (as described in Section 5.2(i)(B) hereof) to the TV Employees Pension Plan, Purchaser shall assume all liabilities of the Company and its affiliates with respect to Business Employees and Beneficiaries under the Seller Pension Plan and Trust and shall become with respect to such Business Employees and Beneficiaries responsible for all acts, omissions and transactions under or in connection with such Seller Pension Plan and Trust, whether arising before, on or after the Closing, except for (i) if the Company has obtained at or prior to the Closing a prepaid fiduciaries' insurance and indemnification policy substantially on the terms set forth in Section 5.2(i) of the Disclosure Schedule under which Purchaser is a named insured (a" Prepaid Fiduciary Insurance Policy"), liabilities arising out of willful misconduct or gross negligence of the trustees before the Closing and (ii) if the Company is unable to obtain such policy, liabilities arising out of willful misconduct, recklessness or negligence of the trustees before the Closing.

          (B) All transfers to the TV Employees Pension Plan shall be made in accordance with the provisions of this Section 5.2(i). As soon as practicable, but in no event after the later of (i) 30 days after the Closing Date or (ii) 45 days after the filing of Form 5310A by the Seller Pension Plan ("Initial Transfer Date"), the Company shall cause its trust to make an initial transfer of assets in cash equal to at least 80% of the amount estimated by the Company in good faith to be equal to X (as defined below) ("Initial Transfer Amount"). As soon as practicable after the final determination of the amounts to be transferred ("True-Up Date"), the Company shall, except as otherwise provided herein, cause a second transfer to be made in cash of the "True-Up Amount." The True-Up Amount shall be equal to the sum of the following amount with respect to the Seller Pension
     Plan:

          (X  minus  Initial  Transfer  Amount),   minus  benefit  payments  and
          reasonable administration expenses attributable to Business Employees and Beneficiaries, adjusted for Earnings,

     where X equals the Section 414 Amount. "Earnings" shall be calculated (i) from the date as of which the Section 414 Amount is determined until the Initial Transfer Date on the amount equal to the Initial Transfer Amount using the rate paid on a 90-day Treasury Bill on the auction date coincident with or immediately preceding the Closing, (ii) on an amount equal to X minus the sum of the Initial Transfer Amount plus benefit payments and reasonable administrative expenses attributable to Business Employees and Beneficiaries using (A) with respect to the period from the Initial Transfer to the last day of the month preceding the True-Up Date, the cumulative rate of return (considering both gain and loss) earned or lost on the assets of the trust from which the True-Up Amount is being transferred and (B) with respect to the period from the first day of the month in which the True-Up Date occurs to the True-Up Date the rate paid on a 90-Day Treasury Bill on the auction date coincident with or immediately preceding the first day of the month in which the True-Up Date occurs. If the Initial Transfer Amount increased by benefit payments and reasonable administrative expenses attributable to Business Employees and Beneficiaries exceeds X, as soon as practicable following such determination Purchaser shall cause a transfer to be made in cash to the Seller Pension Plan equal to the difference between (a) the Initial Transfer Amount increased by the benefit payments and reasonable administrative expenses attributable to Business Employees and Beneficiaries and (b) X as (i) adjusted downward to reflect Earnings on X, minus benefits payments and reasonable administrative expenses, from the date as of which the Section 414 Amount is determined until the Initial Transfer Date using the rate paid on a 90-day Treasury Bill on the auction date coincident with or immediately preceding the Closing and (ii) adjusted upward to reflect Earnings on the Initial Transfer Amount increased by the benefit payments and reasonable administrative expenses attributable to Business Employees and Beneficiaries, and reduced by X from the Initial Transfer Date until the True-Up Date, such Earnings shall be calculated using (A) with respect to the period from that Initial Transfer Date to the last day of the month preceding such True-Up Amount transfer, the cumulative rate of return (considering both gain and loss) on the assets of the Seller Pension Plan and (B) with respect to the period from the first day of the month in which the True-Up Amount transfer occurs and the date of such True-Up Amount transfer, the rate paid on a 90-Day Treasury Bill on the auction date coincident with or immediately preceding the first day of the month in which the transfer occurs. The Initial Transfer Amount and True-Up Amount shall be transferred in cash. The amounts to be transferred pursuant to this Section 5.2(i) shall be adjusted to the extent necessary to satisfy Section 414(l) of the Code, and any regulations promulgated thereunder.

          (C) For the purposes of this Section 5.2(i), the Section 414 Amount shall be determined by an enrolled actuary designated by the Company, using the same assumptions and methodologies used by the Company for valuation of the Seller Pension Plan for funding purposes under Sections 404 and 412 of the Code. The Company shall provide any actuary designated by Purchaser with all information reasonably necessary to review the calculation of the
     Section 414 Amount in all material respects and to verify that such calculations have been performed in a manner consistent with the terms of this Agreement. If there is a good faith dispute between the Company's actuary and the Purchaser's actuary as to the amount to be transferred to any plan, and such dispute remains unresolved for 15 days, the chief financial officers of the respective companies shall endeavor to resolve the issue. Should such dispute remain unresolved for 20 days, the Company and Purchaser shall select and appoint a third actuary who is mutually satisfactory to the parties hereto. Such third party actuary shall be instructed to render its decision within 20 days and such decision shall be conclusive as to any dispute for which the third party actuary was appointed. The cost of such third party actuary shall be divided equally between the Company and Purchaser. Each party shall be responsible for the cost of its own actuary.

          (D) Purchaser shall take all action necessary to qualify the TV Employees Pension Plan under the applicable provisions of the Code and Purchaser and the Company shall cooperate to make any and all filings and submissions to the appropriate governmental agencies required to be made by Purchaser as are appropriate in effectuating the provisions hereof.

          (E) In anticipation of making the Initial Transfer in cash, the Company may liquidate, at any time, any or all the investments of the Seller's Pension Plan.

          (F) Notwithstanding Section 5.2(i)(B) and (E) hereof, the parties may agree to a transfer of assets from the Seller Pension Plan to the TV Employees Pension Plan in kind. The parties shall arrange the manner of any transfer and allocation of the assets in kind as of the date as of which the Section 414 Amount is determined, making appropriate adjustments for benefits and reasonable administration expenses attributable to Business Employees and Beneficiaries. Such transfer may be made in one or more installments.

          (G) Notwithstanding Section 5.1(i)(A),(B) and (F) hereof, (x) if the Closing occurs on or before May 1, 1999, the determination of the Section 414 Amount will be as of the close of business on April 30, 1999 and the parties anticipate that the Initial Transfer Date will be June 1, 1999 or
     (y) if the Closing occurs between May 2 and May 15, 1999, the determination of the Section 414 Amount will be as of May 31, 1999 and the parties anticipate that the Initial Transfer Date will be June 1, 1999.

          (j) With respect to the Guy Gannet Voluntary Investment Plan (the "Defined Contribution Plan"), the Company and Purchaser agree as follows:

          (A) The Business Employees shall cease to accrue benefits and service credits under the Defined Contribution Plan as of the Closing and, effective as of the Closing, Purchaser shall designate a savings plan (or plans) (in accordance with this Section 5.2(j)) ("Purchaser Savings Plan") and associated trust (or trusts) to hold the assets of the plan for the Business Employees, to be effective as of the Closing, and shall provide to the Company evidence reasonably satisfactory to the Company that the Purchaser Savings Plan and the associated trust have been established and that the Purchaser Savings Plan qualifies under the requirements of Section 401(a) of the Code, and that the trust is exempt from tax under Section 501(a) of the Code. The Company shall provide to Purchaser evidence reasonably satisfactory to Purchaser that the Defined Contribution Plan remains qualified under the requirements of Section 401(a) of the Code. Provided that the Company and Purchaser have received evidence reasonably satisfactory to them in accordance with the preceding sentences, as soon as is reasonably practicable following the Closing, the Company shall take or cause to be taken all action required or appropriate to transfer the account balances of all Business Employees and Beneficiaries to the trust associated with the Purchaser Savings Plan in a trustee to trustee transfer. The transfer will be done in cash with account balances as of the Closing transferred to the Purchaser Savings Plan as soon as practicable after the Closing. The transfer may be made in one or more installments, with the amounts of the transfers reflecting all account activity and those fees and expenses reasonably estimated through the Closing. The actual mechanics of the transfer(s) shall be accomplished in a manner mutually agreed upon by the Company and the Purchaser guided by practices reasonable consistent with the operation of the Defined Contribution Plan. If however the parties agree that the transfer shall be made in kind, such transfers may be made in two or more installments, the first such installment being the aggregate amount of the applicable account balances as of April 1, 1999, reflecting all account transfers, loan payments and other appropriate distributions requested by participants as of April 1, 1999, and those fees and expenses known or reasonably estimated through the Closing. The subsequent transfer(s) shall constitute the remainder of the assets in the participant accounts adjusted for plan expenses, loan payments and other appropriate distributions, charges and credits including earnings on such accounts if not included in prior installments. The actual mechanics of the transfers (including any return payments to reflect excess transfers due to market fluctuations or otherwise, if any) shall be accomplished in a manner mutually agreed upon by the Company and the Purchaser. All transfers shall be made in an amount equal to the value of the account balances to be transferred, determined as of the close of business on the last Business Day immediately preceding each such transfer, except that to the extent a Business Employee's or Beneficiary's account balance in the Defined Contribution Plan includes one or more promissory notes evidencing a participant loan or loans, such promissory notes shall be transferred in kind for the Business Employee's or Beneficiary's credit under the Purchaser Savings Plan. The Purchaser shall collect by payroll deduction from payrolls paid by the Purchaser after the Closing and promptly pay over to the applicable trustee of the Purchaser Savings Plan all loan payments required on participant loans made by the Defined Contribution Plan to any Business Employee and the Purchaser shall cause the appropriate plan administrator to apply the payments to the appropriate promissory notes. Contingent upon the transfer of the account balances to each of the Purchaser Savings Plans, Purchaser shall assume, and Parent shall cause Purchaser to assume, all liabilities of Company and its affiliates with respect to Business Employees and Beneficiaries under the Defined Contribution Plan and shall become with respect to such Business Employees and Beneficiaries responsible for all acts, omissions and transactions under or in connection with such Defined Contribution Plan, whether arising before, on or after the Closing, except for (i) if the Company has obtained at or prior to the Closing a Prepaid Fiduciary Insurance Policy, liabilities arising out of willful misconduct or gross negligence of the trustees before the Closing and (ii) if the Company is unable to obtain such policy, liabilities arising out of willful misconduct, recklessness or gross negligence of the trustees before the Closing."

         (c) Section 5.1.1 of the Disclosure Schedule is hereby amended and restated in its entirety to be the exhibit to this Agreement designated as "Section 5.1.1."

         (d) The Purchase Agreement is hereby amended to incorporate, as Section
5.1.2 of the Disclosure Schedule, the exhibit to this Agreement designated as "Section 5.1.2."

         (e) The Purchase  Agreement is hereby  amended to add to the portion of
Section 5.2 of the Disclosure Schedule designated as "5.2(a)," the Employee Benefit Plans, books and records relating to the Guy Gannett Voluntary Investment Plan (401(k)).

         Section 7. Definitions. (a) The definition of "Maine Media Purchase Agreement" provided in Article 9 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "Maine Media Purchase Agreement means the Purchase Agreement dated as of August 14, 1998 by and among the Company, Newco, Seattle Times Company and Times Communications Co., as amended."

         (b) The definition of "Material Adverse Effect" provided in Article 9 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "Material Adverse Effect means any circumstance, change in, or effect on the Company that has a material adverse effect on the business, results of operations or financial condition of the Business; provided, however, that Material Adverse Effect (A) shall not include adverse effects resulting from (or, in the case of effects that have not yet occurred, reasonably likely to result from) (i) general economic or industry conditions that have a similar effect on other participants in the industry, (ii) regional economic or industry conditions that have a similar effect on other participants in the industry in such region, (iii) the failure of Purchaser to give any requested consent pursuant to Section 5.1(a) or (iv) any act of Purchaser and (B) shall not include adverse circumstances, changes in or effects on the financial, business or operational performance, results of operations, financial condition or employees (whether as to any individual or in the aggregate) of the Business (excluding any such performance, financial condition or employees of Station WOKR-TV (Rochester, New York) only) occurring on or after April 1, 1999."

         (c) The first two sentences of the definition of "Net Financial Assets" provided in Article 9 of the Purchase Agreement are hereby amended and restated to read as follows:

          "Net Financial Assets means the result of (i) the aggregate amount of current assets of the Business to be assigned to Purchaser under this Agreement, excluding for purposes of this calculation, the current portion of rights under Program Contracts (except as provided otherwise herein), less (ii) the aggregate amount of current liabilities of the Business to be assumed by Purchaser under this Agreement, excluding for purposes of this calculation the current portion of obligations under Program Contracts (except as provided otherwise herein), less (iii) the aggregate amount of the Company's liability for supplemental retirement and deferred compensation under the Employee Benefit Plans set forth in Section 9 of the Disclosure Schedule and for Continuation Coverage with respect to Corporate Office Employees, in each case to the extent not paid by the Company prior to the Closing and excluding the current portion of such liability, if any, to the extent such portion is included as a current liability in clause
     (ii), in each case as of the relevant date of calculation and calculated (except as otherwise provided in Section 9 of the Disclosure Schedule) in conformity with GAAP and on a basis consistent with the basis used in preparing the Unaudited Financial Statements as of, and for the year ended, December 31, 1997 referred to in Section 3.5 hereof.

     Net Financial Assets expressly shall not include, as either assets or liabilities, the rights and obligations under Program Contracts; provided, however, that notwithstanding any prior practice or lack thereof relating thereto, (x) any programming downpayments made prior to the date hereof under Program Contracts in advance of customary payment terms, to the extent not amortized as of the relevant date of calculation as more fully described in the example set forth in Section 9 of the Disclosure Schedule, shall be expressly included in the current assets, (y) any regularly scheduled payments due and unpaid as of the day immediately preceding the day of the Closing Date under Program Contracts in accordance with their terms as in effect on the date hereof (with respect to Program Contracts existing as of the date hereof) or on the date originally entered into (with respect to Program Contracts entered into after the date hereof)) shall be expressly included in the current liabilities and (z) any prepayments of regularly scheduled amounts due on or after the Closing Date, but made prior to the Closing Date under Program Contracts shall be expressly included in the current assets."

         (d) The definition of "New Pension Plan" provided in Article 9 of the Purchase Agreement is hereby deleted in its entirety.

         (e) Clause (v) of the definition of "Permitted  Exceptions" provided in
Article 9 of the Purchase Agreement is hereby amended and restated to read as follows:

     "(v) survey exceptions, rights of way, easements, reciprocal easement agreements and other Encumbrances on title to real property shown in the title insurance commitments April 28, 1998 (for the property referred to as parcels 2- A, 15-L, 17, 18, 19-A and 19-B, 70 and 71 in Section 1.1(d) of the Disclosure Schedule), April 24, 1998 (for the property referred to as parcel 29 in Section 1.1(d) of the Disclosure Schedule) and May 1, 1998 (for the property referred to as parcel 84 in Section 1.1(d) of the Disclosure Schedule), May 4, 1998 (for the property referred to as parcels 34-A, 75 and 75-L in Section 1.1(d) of the Disclosure Schedule), May 5, 1998 (for the property referred to as parcels 72, 72- L and 83 in Section 1.1.(d) of the Disclosure Schedule), May 6, 1998 (for the property referred to as parcel 77-L in Section 1.1.(d) of the Disclosure Schedule), May 7, 1998 (for the property referred to as parcels 80 and 81 in Section 1.1.(d) of the Disclosure Schedule), May 10, 1998 (for the property referred to as parcel 82- L in Section 1.1.(d) of the Disclosure Schedule), May 15, 1998 (for the property referred to as parcels 60, 61 and 64 in Section 1.1.(d) of the Disclosure Schedule), May 18, 1998 (for the property referred to as parcel 74 in Section 1.1.(d) of the Disclosure Schedule), May 21, 1998 (for the property referred to as parcels 90 and 91 in Section 1.1.(d) of the Disclosure Schedule) and June 12, 1998 (for the property referred to as parcel 100 in Section 1.1.(d) of the Disclosure Schedule), or that do not, individually or in the aggregate, materially adversely affect the use of such property in the conduct of the Company's business as it is being conducted prior to the Closing;"

         (f) The following new definition of "TV Employees Pension Plan" shall be inserted in alphabetical order in Article 9 of the Purchase Agreement:

         "TV Employees Pension Plan has the meaning set forth in Section 5.2 hereof."

         Section 8. References. All references to "this Agreement" in the Purchase Agreement shall mean the Purchase Agreement as amended hereby.

         Section 9. Definitions. All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Purchase Agreement.

         Section 10. Headings. The headings of the sections of this Amendment are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Amendment or the intent of any section or subsection.

         Section 11. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         Section 12. Governing Law. This Amendment and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 13. No Other Amendments. Except as expressly amended hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     GUY GANNETT COMMUNICATIONS


                                     By: /s/ James Baker
                                         ------------------------------------
                                         Name:  James Baker
                                         Title: Vice President Finance


                                     SINCLAIR COMMUNICATIONS, INC.



                                     By: /s/ David B. Amy
                                         ------------------------------------
                                         Name:  David B. Amy
                                         Title: Secretary


ACCEPTED AND AGREED
as of the date first above written:


WGME LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WTWC LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary

WICS LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WICD LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WGGB LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


KGAN LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WOKR LICENSEE, LLC



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary

WGME, INC.



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WTWC, INC.



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


SINCLAIR ACQUISITION IV, INC.



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary


WGGB, INC.



By: /s/ David B. Amy
   --------------------------------
   Name:  David B. Amy
   Title: Secretary